J.P. MORGAN INCOME FUNDS

JPMorgan Inflation Managed Bond Fund

(All Shares Classes)

(A series of JPMorgan Trust I)

Supplement dated May 17, 2018

to the Summary Prospectuses, Prospectuses

and Statement of Additional Information

dated July 1, 2017, as supplemented

The Board of Trustees of the JPMorgan Inflation Managed Bond Fund (the “Fund”) has approved changes to the Fund’s investment strategy, effective on or about October 1, 2018 (the “Effective Date”), to permit the Fund to utilize additional types of investments (“New Investments”) as market opportunities arise.

Beginning on the Effective Date, the Fund may invest up to 10% of its total assets in high yield, high risk securities that, at the time of purchase, are rated below investment grade (also known as junk bonds) or the unrated equivalent. In addition, the Fund may also utilize futures contracts and credit default swaps beginning on the Effective Date. The Fund expects to use such investments for efficient portfolio management, hedging, and to increase income and gain to the Fund and, with respect to its investments in credit default swaps, to gain or hedge exposure to high yield securities or indices. While the Fund will have the flexibility to invest in these additional types of investments as market opportunities arise, the Fund’s investment objective and other investment strategies will not change. The Fund will continue to seek to maximize inflation protected total return. As part of its principal investment strategy, the Fund will continue to hedge inflation risk by using swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) in combination with its portfolio of fixed income securities with the intention of creating the equivalent of a portfolio of inflation-protected fixed income securities.

On the Effective Date, new prospectuses (the “New Prospectuses”) will replace the existing prospectuses for the Fund (the “Existing Prospectuses”), and all references to the Fund in the Existing Prospectuses will be deleted. You should refer to the New Prospectuses for the Fund, when available. Please note that the New Prospectuses reflecting the changes for the Fund are not yet effective and that the information in this supplement is not complete and may be changed at any time prior to the Effective Date.

Changes to the Fund’s Main Investment Strategies: On the Effective Date, the fourth sentence in the third paragraph of the “What are the Fund’s main investment strategies?” in the Risk/Return Summary section of each Summary Prospectus and Prospectus will be revised as follows:

Existing Disclosure	Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase.
New Disclosure	The Fund may invest up to 10% of the Fund’s total assets in securities that, at the time of purchase, are rated below investment grade (also known as junk bonds or high yield securities) by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality.

In addition, on the Effective Date, the following disclosure will be added as the second to last paragraph under the “What are the Fund’s main investment strategies?” section of each Summary Prospectus and Prospectus:

The Fund uses derivatives as a principal strategy. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund uses CPI-U swaps for inflation hedging purposes. In addition to CPI-U swaps, the Fund has flexibility to use swaps and futures for hedging purposes, to increase income and gain to the Fund, and as part of its risk management process by establishing or adjusting exposure to particular securities or markets and/or to manage cash flows. The Fund may be both a buyer and seller of credit default swaps that are related to individual high yield securities or indexes of high yield securities.

SUP-IMB-518

Changes to the Fund’s Main Investment Risks. On the Effective Date, the Fund will be subject to the additional risks associated with investments in high yield securities, futures and credit default swaps. On the Effective Date, the existing “Derivatives Risk” disclosure under the “The Fund’s Main Investment Risks” section of each Summary Prospectus and Prospectus will be deleted and replaced with the following:

Derivatives Risk. The Fund may have significant exposure to derivatives. Derivatives, including swaps, credit default swaps on securities and indices of securities and futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be particularly sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

High Yield Securities Risk. The Fund invests in instruments including junk bonds and instruments that may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, and lack of publicly available information. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities.

Additional Changes to the Prospectus. On the Effective Date, the Fund will no longer claim an exclusion from the definition of “commodity pool operator” and the following disclosure will be added as the last paragraph under the “More About the Funds — Investment Risks — Additional Risks of the Funds” section of each Prospectus:

CFTC Regulation Risk. The Inflation Managed Bond Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Changes to the Statement of Additional Information. On the Effective Date, corresponding changes will also be made to the Statement of Additional Information to reflect the Fund’s flexibility to utilize the New Investments.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE